068 P2 06/16

SUPPLEMENT DATED JUNE 29, 2016

TO THE prospectus dated October 1, 2015

OF

Franklin K2 Alternative Strategies Fund, AS SUPPLEMENTED

(Franklin Alternative Strategies Funds)

The Prospectus is amended as follows:

For the “Fund Details—Management” section, the following information is inserted into the table on page 40:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Halcyon Arbitrage IC Management LP	Event Driven	477 Madison Avenue 8th Floor New York, NY 10022

Please keep this supplement with your Prospectus for future reference.

068 SA2 06/16

SUPPLEMENT DATED JUNE 29, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION

Dated October 1, 2015

OF

Franklin K2 Alternative Strategies Fund, AS SUPPLEMENTED

(Franklin Alternative Strategies Funds)

The Statement of Additional Information is amended as follows:

I.            For the “Management and Other Services—Sub-Advisors” section, the following paragraph is inserted at the end of the section on page 65:

Halcyon Arbitrage IC Management LP (Halcyon), 477 Madison Avenue, 8th Floor, New York, New York, serves as a sub-advisor to a portion of the Fund’s portfolio. Halcyon was founded in 2013. Halcyon is majority owned by Halcyon Arbitrage Management LP, and Halcyon Arbitrage Management GP LLC serves as the general partner of Halcyon. Halcyon Capital Management LP is the ultimate parent company of Halcyon.

II.            For “Appendix A,” the following proxy voting policy is inserted at the end of the section following page A-72:

Halcyon Arbitrage IC Management LP

PROXY VOTING POLICY AND PROCEDURES

As Amended February 2016

1.       General Policy Regarding Proxy Voting

These Proxy Voting Policies and Procedures are designed to reflect the fiduciary duty of Halcyon to act in a manner that furthers the best interests of its Advisory Clients when voting proxies or providing consents or deciding not to vote or consent.  In determining how or whether to vote proxies or provide consents, Halcyon will not subordinate the economic interests of its Advisory Clients to the interests of other persons or to Halcyon’s self-interest.  Decisions will be made by relevant Portfolio Managers and based on the financial interest of each Advisory Client in light of the specific applicable investment strategy. Each proxy proposal will be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position.

2.       Proxy Voting Guidelines

            Halcyon’s policy is to review each proxy or information statement on an individual basis and to base each voting or consent decision on their judgment about what will best serve the interests of their Advisory Clients. In particular, proxy voting decisions with respect to considerations including the following will be made on a case-by-case basis taking into account the general policy, as set forth above:

•         Corporate governance matters, including changes in the state of incorporation of the issuer, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills and supermajority provisions;

•         Changes to capital structure, including increases and decreases of capital and preferred stock issuance;

•         Stock option plans and other management compensation matters; and

•         Social and corporate responsibility concerns.

Halcyon will determine whether a proposal is in the best interests of its Advisory Clients and may take into account the following factors, among others:

•         Whether the proposal was recommended by management and Halcyon’s opinion of management;

•         Whether the proposal acts to entrench existing management and directors; and

•         Whether the proposal fairly compensates management for past and future performance.

For other proposals, Halcyon will vote in favor of routine corporate housekeeping proposals (unless such a vote is determined to be unnecessary as discussed below), including election of directors (where no corporate governance issues are implicated), and the selection of auditors.

Additionally, in certain circumstances, Halcyon may determine, pursuant to its exercise of its fiduciary duty, that it is in the best interests of the Advisory Clients not to vote or consent or that a vote or consent is not required (for example, where the Advisory Clients’ holdings are de minimis, when the proxy vote covers only routine corporate business, or where the Advisory Clients’ positions were liquidated between the record date and the vote deadline).

3.       Proxy Voting Procedures

All proxies that are sent to Advisory Clients and that are actually received by Halcyon will be sent to Halcyon’s Operations Manager.  The Operations Manager will make a record of each proxy received and will notify relevant Research Analysts of pending corporate actions involving the Advisory Client portfolios.  The Research Analyst assigned to the transaction or security will consult with a member of the Investment Committee responsible for the ultimate determination regarding the proper vote or consent and the Chief Compliance Officer in the case where a conflict may exist.  If in reviewing a corporate action, the Chief Compliance Officer (in consultation with the Investment Committee or others) determines that a material conflict may exist between Halcyon’s interests and those of the Advisory Clients, the Chief Compliance Officer will inform the Conflicts Committee of such potential material conflict.   The Conflicts Committee will evaluate the potential or actual conflict and, in consultation with the member of the Investment Committee, will determine if a material conflict of interest exists, and if so will determine the appropriate course of action to resolve the conflict in the interests of the Advisory Clients.  If a conflict cannot be resolved, the affected clients will be informed of the conflict and explicit voting instructions will be solicited.

If no material conflict exists, or has been resolved, a member of the Investment Committee will, in accordance with Halcyon fiduciary duties, make a determination as to how to vote the proxy  and  communicate  the  decision  to  the  Research Analyst.   The  Research Analyst  will communicate the decision by the member of the Investment Committee to the Operations Manager typically prior to the close of business on the day prior to the vote deadline.  The Operations Manager will utilize the website www.proxyvote.com to transmit the proxy vote or consent and will  receive  confirmation  of  the  vote  or  consent  from  the  website.    Upon  receipt  of  this confirmation, the Operations Manager will provide the Chief Compliance Officer with a copy of the completed proxy ballot confirmation and instruction by the Research Analyst.    The Chief Compliance Officer will retain this information for six years from the date such proxy vote or consent is executed.

4.       Requests for Information

If one of the Advisory Clients or investors requests information regarding how proxies or consents were voted in a specific situation, the Chief Compliance Officer will respond in writing to such persons.  If one of Halcyon’s Advisory Clients or investors requests a copy of this policy, the Chief Compliance Officer will send a copy to such person.

Please keep this supplement with your Statement of Additional Information for future reference.